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                                                                   EXHIBIT 10.19

                                                                  Execution Copy

                                 NINTH AMENDMENT
                               TO CREDIT AGREEMENT

     NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 1, 1999 (this "Amendment"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below (the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 25, 1998 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the credit Agreement as herein provided; and

     NOW, THEREFORE, it is agreed:

     1. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of the subclause (n) thereof, (ii) deleting the period appearing at the end of the sub-clause (o) thereof and inserting the test ",and" in lieu thereof, and (iii) inserting the following text immediately after sub-clause (o) thereof:

          "(p) the Borrower may enter into an agreement to consummate the purchase or acquisition at a future time of Vital Choice Medical Systems, Inc., subject to the approval of the Required Banks prior to the consummation of such purchase or acquisition."

     2. Section 8.05(a) of the Credit Agreement is hereby amended by deleting the text "$31,700,000" appearing in the "Amount" column opposite the period for "Fiscal Year ending December 31, 1999" and inserting in its stead the text "$42,000,000."

     3. This Amendment is limited precisely as written and shall not be deemed to be a consent to or modification of any other term or condition of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

     4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of default exists on the Ninth Amendment Effective Date (as defined below) both before and
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after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Ninth Amendments Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Ninth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date, including, but not limited to, the representations and warranties contained in Section 6.22 of the Credit Agreement, shall be true and correct in all material respects as of such specific date.)

     5. This Amendment shall become effective on the date that the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office (such effective date referred to above is herein called the "Ninth Amendment Effective Date").

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or each of the Credit Documents shall be deemed to be references to such Credit Agreement or each of the Credit Documents as amended hereby.


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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        UNIVERSAL HOSPITAL SERVICES, INC.

                                        By:
                                               --------------------------------
                                        Title: Vice President, Finance and
                                               Chief Financial Officer


                                        BANKERS TRUST COMPANY,
                                        Individually as Administrative Agent

                                        By:
                                               --------------------------------
                                        Title: Principal


                                        HELLER FINANCIAL, INC.

                                        By:
                                               --------------------------------
                                        Title: Senior Vice President


                                        FLEET NATIONAL BANK

                                        By:
                                               --------------------------------
                                        Title: Assistant Vice President

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